UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2025

GOLUB CAPITAL BDC 4, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01504	88-1608711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY	10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement

On June 13, 2025, GBDC 4 Funding II LLC (“GBDC 4 Funding”), a direct wholly-owned subsidiary of Golub Capital BDC 4, Inc. (the “Company”), entered into an amendment (together with certain other documents executed concurrently, the “DB Facility Amendment”) to that certain Loan Financing and Servicing Agreement (the “DB Credit Facility”), dated March 28, 2024, by and among GBDC 4 Funding as borrower, the Company, as equityholder and as servicer, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents party thereto, each of the entities from time to time party thereto as securitization subsidiaries and Deutsche Bank National Trust Company, as collateral agent and as collateral custodian. The DB Facility Amendment was effective as of June 13, 2025.

The DB Facility Amendment, among other things, reduced the applicable margin (a) effective during the revolving period from 2.35% to 1.75% and (b) effective after the revolving period from 2.85% to 2.25%. The other material terms of the DB Credit Facility were unchanged.

The description above is only a summary of the material provisions of the DB Facility Amendment and is qualified in its entirety by reference to a copy of the DB Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of June 13, 2025, by and among GBDC 4 Funding II LLC, as borrower, Golub Capital BDC 4, Inc., as servicer, each lender party thereto, the agents for the Lenger Groups party thereto, and Deutsche Bank AG, New York branch as facility agent for the lenders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC 4, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital BDC 4, Inc.

Date: June 18, 2025	By:	/s/ Christopher C. Ericson
	Name:	Christopher Ericson
	Title:	Chief Financial Officer